                                                                    EXHIBIT 10.9

                              SUBLEASE AGREEMENT
                              ------------------

I.  DEFINED TERMS


Base Rent

     Months 1 - 12:
               Monthly:  $12,102.40
               Annually: $145,228.80

     Months 13 - 27:
               Monthly:  $12,499.20
               Annually: $149,990.40


Broker:        The Commercial Property Services Company

Building:      999 Baker Way
               San Mateo, California 94404

Effective
Date:          January 15, 1998

Expiration
Date:          May 31, 2000

Landlord:      999 BW Corporation, a Delaware corporation

Master
Lease: Dated as of March 29, 1995, by and between Mariners Island, Ltd., a California limited partnership, predecessor-in-interest to Landlord, and Stratacom, Inc., a Delaware corporation, predecessor-in-interest to Sublessor, as tenant.

Permitted
Uses:          General office use and no other use.

Premises:      Improved real property as more particularly described in the
               Master Lease, attached hereto as Exhibit A, consisting of
                                                ---------
               approximately three thousand nine hundred sixty-eight (3,968) rentable square feet.

                                       1.

Rent commencement
Date / Occupancy
Date:          March 1, 1998.

Security
Deposit:       $74,995.20

Sublessee:     ACTUATE SOFTWARE CORPORATION, a California
               corporation

Sublessee's
Address:       Actuate Software Corporation
               999 Baker Way, Suite 330
               San Mateo, California 94404
               Attn: Mr. Dan Gaudreau,
                     Vice President - Finance, CFO
               Phone: (415) 287-2303
               Facsimile: (415) 638-3455

Sublessee's
Share:         6.6% of the total Rentable Area of the Building

Sublessor:     CISCO SYSTEMS, INC., a California corporation

Sublessor's
Address:       170 West Tasman Drive
               San Jose, California 95134-1706
               Attention: Director of Real Estate, Worldwide

Sublet Space:  That portion of the Premises, as more particularly described in the Sublet Space Floor Plan, attached hereto as Exhibit A,
                                                               ---------
               consisting of approximately three thousand nine hundred sixty-eight (3,968) rentable square feet.

Term:          Twenty-seven (27) months.

Exhibits:      Exhibit A - Sublet Space Floor Plan
               ---------
               Exhibit B - Master Lease
               ---------
               Exhibit C - Commencement Date Memorandum
               ---------

                                       2.

                                      II.

          THIS SUBLEASE AGREEMENT ("Sublease") is entered as of the Effective Date by and between Sublessor and Sublessee.

          THE PARTIES ENTER this Sublease on the basis of the following facts, understandings and intentions:

          A. Sublessor is presently a lessee of the Premises in the Building pursuant to the Master Lease by and between Landlord and Sublessor. A copy of the Master Lease with all exhibits and addenda thereto is attached hereto as Exhibit B.
---------

          B. Sublessor desires to sublease the Sublet Space to Sublessee and Sublessee desires to sublease the Sublet Space from Sublessor on all of the terms, covenants and conditions hereinafter set forth.

          C. All of the terms and definitions in the Defined Terms section are incorporated herein by this reference.

          NOW, THEREFORE, IN CONSIDERATION of the mutual covenants and promises of the parties, the parties hereto agree as follows:

          1.   SUBLEASE. Sublessor shall sublease to Sublessee, and Sublessee
               --------
shall sublease from Sublessor, the Sublet Space for the Term upon all of the terms, covenants and conditions herein contained. In addition, Sublessor shall lease to Sublessee, and Sublessee shall lease from Sublessor, any and all permanent improvements ("Improvements") on the Sublet Space constructed and/or owned by Sublessor, upon all of the terms, covenants and conditions herein contained. As used herein, "Sublet Space" shall include the Sublet Space and the Improvements.

          2.   CONDITION OF SUBLET SPACE.
               -------------------------

               a.   PHYSICAL CONDITION. As of the Effective Date, Sublessee
                    ------------------
acknowledges that Sublessee shall have conducted Sublessee's own investigation of the Sublet Space and the physical condition thereof, including accessibility and location of utilities, improvements, existence of hazardous materials, including but not limited to asbestos, asbestos containing materials, polychlorinated biphenyls (PCB) and earthquake preparedness, which in Sublessee's judgment affect or influence Sublessee's use of the Sublet Space and Sublessee's willingness to enter this Sublease. Sublessee recognizes that Sublessor would not sublease the Sublet Space except on an "as is" basis and acknowledges that Sublessor has made no representations of any kind in connection with improvements or physical conditions on, or bearing on, the use of the Sublet Space. Sublessee shall own inspection and examination of such rely solely on Subslessee's own inspection and examination of such

                                       3.

items and not on any representations of Sublessor, express or implied. Sublessee further recognizes and agrees that neither Sublessor nor Landlord shall be required to perform any work of construction, alteration or maintenance of or to the Sublet Space; provided, however, Sublessor shall deliver the Sublet Space to Sublessee in broom clean condition.

               b.   FURTHER INSPECTION. Sublessee represents and warrants to
                    ------------------
Sublessor that as of the Effective Date Sublessee shall examine and inspect all matters with respect to taxes, income and expense data, insurance costs, bonds, permissible uses, the Master Lease, zoning, covenants, conditions and restrictions and all other matters which in Sublessee's judgment bear upon the value and suitability of the Sublet Space for Sublessee's purposes. Sublessee has and will rely solely on Sublessee's own inspection and examination of such items and not on any representations of Sublessor, express or implied.

          3.   SUBLEASE SUBJECT TO MASTER LEASE.
               --------------------------------

               a.   INCLUSIONS. It is expressly understood, acknowledged and
                    ----------
agreed by Sublessee that all of the other terms, conditions and covenants of this Sublease shall be those stated in the Master Lease except as excluded in
Section 3.b herein, modified as appropriate in the circumstances so as to make such Articles, and any Sections contained therein, applicable only to the subleasing hereunder by Sublessor of the particular Sublet Space covered hereby. Whenever the word "Premises" is used in the Master Lease, for purposes of this Sublease, the word Sublet Space shall be substituted. Sublessee shall be subject to, bound by and comply with all of said Articles and Sections of the Master Lease with respect to the Sublet Space and shall satisfy all applicable terms and conditions of the Master Lease relating to the Sublet Space for the benefit of both Sublessor and Landlord, it being understood and agreed that wherever in the Master Lease the word "Tenant" appears, for the purposes of this Sublease, the word "Sublessee" shall be substituted, and wherever the word "Landlord" appears, for the purposes of this Sublease, the word "Sublessor" shall be substituted; and that upon the breach of any of said terms, conditions or covenants of the Master Lease by Sublessee or upon the failure of Sublessee to pay Rent or comply with any of the provisions of this Sublease, Sublessor may exercise any and all rights and remedies granted to Landlord by the Master Lease. In the event of any conflict between this Sublease and the Master Lease, the terms of this Sublease shall control. It is further understood and agreed that Sublessor has no duty or obligation to Sublessee under the aforesaid Articles and Sections of the Master Lease other than to perform the obligations of Sublessor as lessee under the Master Lease during the Term of this Sublease. Whenever the provisions of the Master Lease incorporated as provisions of this Sublease require the written consent of Landlord, said provisions shall be

                                       4.

construed to require the written consent of both Landlord and Sublessor. Sublessee hereby acknowledges that it has read and is familiar with all the terms of the Master Lease, and agrees that this Sublease is subordinate and subject to the Master Lease and that any termination thereof not due to a default by Sublessor thereunder shall likewise terminate this Sublease.

               b.   EXCLUSIONS. The terms and provisions of the following
                    ----------
Sections and portions of the Master Lease are not incorporated into this
Sublease: First full sentence of Section 3.A., Sections 3.B. and 3.E., first full sentence of Section 4, first full sentence of the ninth paragraph of
Section 5 beginning with the words "Landlord, at its sole cost,", Section 6, second full paragraph of Section 8.B. beginning with the words "Landlord shall, at all times", Section 10.A., the third full paragraph of Section 19, Section 36, Section 38.Q., Exhibit C, the first two full sentences of Paragraph A of Exhibit D, the first full sentence of Paragraph B of Exhibit D, the first full sentence of Paragraph D of Exhibit D and the Addendum.

               c.   TIME FOR NOTICE. The time limits provided for in the
                    ---------------
provisions of the Master Lease for the giving of notice, making of demands, performance of any act, condition or covenant, or the exercise of any right, remedy or option, are amended for the purposes of this Sublease by lengthening or shortening the same in each instance by five (5) days, as appropriate, so that notices may be given, demands made, or any act, condition or covenant performed, or any right, remedy or option hereunder exercised, by Sublessor or Sublessee, as the case may be, within the time limit relating thereto contained in the Master Lease. If the Master Lease allows only five (5) days or less for Sublessor to perform any act, or to undertake to perform such act, or to correct any failure relating to the Premises or this Sublease, then Sublessee shall nevertheless be allowed three (3) days to perform such act, undertake such act and/or correct such failure.

          4.   LANDLORD'S OBLIGATIONS. It shall be the obligation of Landlord to
               ----------------------
(i) provide all services to be provided by Landlord under the terms of the Master Lease and (ii) to satisfy all obligations and covenants of Landlord made in the Master Lease. Sublessee acknowledges that Sublessor shall be under no obligation to provide any such services or satisfy any such obligations or covenants; provided, however, Sublessor, upon written notice by Sublessee, shall diligently attempt to enforce all obligations of Landlord under the Master Lease.

          5.   RENT.
               ----

               a.   INITIAL RENT. Upon execution hereof, Sublessee shall deliver
                    ------------
the first month's Base Rent to Sublessor, to be applied against Sublessee's first obligation to pay Base

                                       5.

Rent hereunder. Sublessee shall pay to Sublessor the Base Rent in advance on the first day of each month of the Term, commencing on the Rent Commencement Date without being invoiced by Sublessor. In the event the first day of the Term shall not be the first day of a calendar month or the last day of the Term is not the last day of the calendar month, the Base Rent shall be appropriately prorated based on a thirty (30) day month. All installments of Base Rent shall be delivered to Sublessor's Address, or at such other place as may be designated in writing from time to time by Sublessor, in lawful money of the United States and without deduction or offset for any cause whatsoever.

               b.   NET RENTAL. Sublessee shall be responsible for Sublessee's
                    ----------
Share of all costs and expenses of every kind and nature which may be imposed, at any time, on Sublessor pursuant to the Master Lease (except for Base Rent, as defined in the Master Lease) including, but not limited to, additional rent, operating costs, and tax costs, all as defined in the Master Lease. As hereinafter used, "Rent" shall include Base Rent and all additional charges to be paid by Sublessee pursuant to this Section 5.b.

               c.   LATE PAYMENT CHARGES AND INTEREST. Any payment of Rent or
                    ---------------------------------
other amount from Sublessee to Sublessor in this Sublease which is not paid on the date due shall accrue interest from the date due until the date paid at an annual rate of ten percent (10%) (the "Interest Rate"). If any installment of Rent is not paid promptly on the first of the month, or otherwise when due, Sublessee shall pay to Sublessor a late payment charge equal to five percent (5%) of the amount of such delinquent payment of Rent, in addition to the installment of Rent then owing. This Section 5 shall not relieve Sublessee of Sublessee's obligation to pay any amount owing hereunder at the time and in the manner provided.

          6.   SECURITY DEPOSIT.  Upon execution hereof, Sublessee shall deposit
               ----------------
fifty percent (50%) of the Security Deposit with Sublessor. No later than February 15, 1998, Sublessee shall deliver to Sublessor the remaining fifty percent (50%) of the Security Deposit. In no event shall Sublessee take possession of the Sublet Space prior to Sublessee's delivery to Sublessor of one-hundred percent (100%) of the Security Deposit. The Security Deposit shall secure Sublessee's obligations under this Sublease to pay Base Rent and other monetary amounts, to maintain the Sublet Space and repair damages thereto, to surrender the Sublet Space to Sublessor in clean condition and repair upon termination of this Sublease and to discharge Sublessee's other obligations hereunder. Sublessor may use and commingle the Security Deposit with other funds of Sublessor. If Sublessee fails to perform Sublessee's obligations hereunder, Sublessor may, but without any obligation to do so, apply all or any portion of the Security Deposit towards fulfillment of

                                       6.

Sublessee's unperformed obligations. If Sublessor does so apply any portion of the Security Deposit, Sublessee's failure to remit to Sublessor a sufficient amount in cash to restore the Security Deposit to the original amount within five (5) days after receipt of Sublessor's written demand to do so shall constitute an event of default. Upon termination of this Sublease, if Sublessee has then performed all of Sublessee's obligations hereunder, Sublessor shall return the Security Deposit, or whatever amount remains of the Security Deposit after Sublessor applied all or a portion of the Security Deposit to perform Sublessee's obligations hereunder, to Sublessee without payment of interest.

          7.   USE. The Sublet Space is to be used for the Permitted Uses, and
               ---
for no other purpose or business without the prior written consent of Sublessor. In no event shall the Sublet Space be used for a purpose or use prohibited by the Master Lease.

          8.   ASSIGNMENT AND SUBLETTING. Sublessee shall not sell, assign,
               -------------------------
encumber, sublease or otherwise transfer by operation of law or otherwise the Sublet Space or this Sublease without Sublessor's consent, which consent shall not be unreasonably withheld, and without Landlord's consent as required under the terms of the Master Lease. Any such sale, assignment, encumbrance, sublease or other transfer in violation of the terms of this Sublease shall be void and shall be of no force or effect.

          9.   ALTERATIONS. Sublessee shall not make or suffer to be made any
               -----------
alterations, additions or improvements (collectively "Alterations") in, on, or to the Sublet Space without the prior written consent of Sublessor which consent shall not be unreasonably withheld. Any Alterations Sublessee is permitted to make shall be made by Sublessee at Sublessee's sole cost and expense, and Sublessee shall notify Sublessor at least five (5) business days in advance of the same so that Sublessor may post appropriate notices of nonresponsibility. Upon the expiration or sooner termination of this Sublease, Sublessee shall, upon demand by Sublessor, at Sublessee's sole cost and expense, forthwith and with all due diligence, remove any Alterations made or paid for by Sublessee and Sublessee shall forthwith and with all due diligence, at Sublessee's sole cost and expense, repair and restore the Sublet Space to their original condition, ordinary wear and tear excepted.

          10.  REPAIRS AND MAINTENANCE. Sublessee shall, at Sublessee's sole
               -----------------------
expense, keep, maintain, repair and replace all improvements in or to the Sublet Space, including, without limitation, all doors, subfloors and floor coverings, all plumbing, electrical wiring, ceilings, interior walls, interior surfaces of exterior walls, signs, all heating and air conditioning systems, all fire sprinklers systems, all skylights, and other fixtures and equipment in good repair and in a clean

                                       7.

and safe condition. Sublessee shall, at Sublessee's sole expense, repair any area damaged by Sublessee, Sublessee's agents, employees and visitors. Sublessee acknowledges that Sublessor is under no duty to make repairs or improvements to the Sublet Space, and Sublessee hereby waives any right it may have at law or in equity to enforce the same. Notwithstanding the foregoing, to the extent Landlord is obligated under the Master Lease to make any repairs in or to the Sublet Space, Sublessor, upon written notice by Sublessee, shall diligently attempt to enforce such obligation of Landlord.

          11.  DAMAGE AND DESTRUCTION.
               ----------------------

               a.   TERMINATION OF MASTER LEASE. If the Sublet Space is damaged
                    ---------------------------
or destroyed and Landlord or Sublessor exercises any option either may have to terminate the Master Lease, if any, this Sublease shall terminate as of the date of the termination of the Master Lease.

               b.   CONTINUATION OF SUBLEASE. If the Master Lease is not
                    ------------------------
terminated following any damage or destruction as provided above, this Sublease shall remain in full force and effect and Sublessee shall be entitled to any reduction or abatement of Base Rent in an amount in proportion to the corresponding reduction in base rent for the Sublet Space which Sublessor receives under the Master Lease. Sublessor shall diligently enforce any obligation of Landlord to rebuild the Sublet Space in accordance with the Master Lease; and (ii) Sublessor shall make available to Sublessee any insurance proceeds Sublessor receives as a result of such damage or destruction.

          12.  EMINENT DOMAIN.
               --------------

               a.   TOTAL CONDEMNATION. If all of the Premises is condemned by
                    ------------------
eminent domain, inversely condemned or sold in lieu of condemnation, for any public or a quasi-public use or purpose ("Condemned" or "Condemnation"), this Sublease shall terminate as of the date of title vesting in such proceeding, and Base Rent shall be adjusted to the date of termination.

               b.   PARTIAL CONDEMNATION. If any portion of the Premises is
                    --------------------
Condemned, and Sublessor exercises any option to terminate the Master Lease, this Sublease shall automatically terminate as of the date of the termination of the Master Lease. If Sublessor has the option to terminate the Master Lease, Sublessor shall promptly give Sublessee notice of such option and shall exercise such option if so directed by Sublessee subject to the relevant provisions of the Master Lease and further provided that such partial condemnation renders the Premises unusable for Sublessee's business, as reasonably determined by Sublessor. If this Sublease is not terminated following any such Condemnation,

                                       8.

this Sublease shall remain in full force and effect. Sublessor shall diligently enforce any rights under the Master Lease to require Lessor to rebuild the Premises. Base Rent shall be equitably adjusted to take into account interference with Sublessee's ability to conduct its operations on the Premises as a result of the Premises being Condemned. Sublessee hereby waives the provisions of California Code of Civil Procedure Section 1265.130 permitting a court of law to terminate this Sublease.

               c.   SUBLESSEE'S AWARD. Subject to the provisions of the Master
                    -----------------
Lease, Sublessee shall have the right to recover from the condemning authority, but not from Sublessor, such compensation as may be separately awarded to Sublessee in. connection with costs and removing Sublessee's merchandise, furniture, fixtures, leasehold improvements and equipment to a new location.

          13.  INSURANCE. All insurance policies required to be carried by
               ---------
Sublessee, pursuant to the Master Lease, shall contain a provision whereby Sublessor and Landlord are each named as additional insureds under such policies.

          14.  BROKERAGE COMMISSION. Sublessor shall pay a brokerage commission
               --------------------
to Broker for Sublessee's subletting of the Sublet Space as provided for in a separate agreement between Sublessor and Broker. Sublessee warrants for the benefit of Sublessor that its sole contact with Sublessor or the Sublet Space in connection with this transaction has been directly with Sublessor and Broker. Sublessee further warrants for the benefit of Sublessor that no other broker or finder can properly claim a right to a commission or a finder's fee based upon contacts between the claimant and Sublessee with respect to the other party or the Sublet Space. Sublessee shall indemnify defend by counsel acceptable to Sublessor and hold Sublessor harmless from and against any loss, cost or expense, including, but not limited to, attorneys' fees and court costs, resulting from any claim for a fee or commission by any broker or finder, other than any claims by Broker, in connection with the Sublet Space and this Sublease.

          15.  SUBLESSEE'S INDEMNITY. Sublessee shall defend, indemnify and hold
               ---------------------
harmless Sublessor, its partners, employees, and agents, and Landlord, from and against any and all claims, liabilities, suits, judgments, awards, damages, losses, fines, penalties, costs and expenses, including reasonable attorney's fees, that Sublessor, its partners, employees and agents, and Landlord may suffer, incur or be liable for by reason of or arising out of or related to the breach by Sublessee of any of the duties, obligations, liabilities or covenants applicable to Sublessee hereunder, Sublessee's occupancy or use of the Sublet Space, any alterations, additions or modifications made to the

                                       9.

Premises by Sublessee or Sublessee's negligence or willful misconduct. This indemnification shall survive termination of this Sublease.

          16.  RIGHT TO CURE SUBLESSEE'S DEFAULTS. If Sublessee shall at any
               ----------------------------------
time fail to make any payment or perform any other obligation of Sublessee hereunder, then Sublessor shall have the right, but not the obligation, after the lesser of five (5) days' notice to Sublessee or the time within which Landlord may act on Sublessor's behalf under the Master Lease, or without notice to Sublessee in the case of any emergency, and without waiving or releasing Sublessee from any obligations of Sublessee hereunder, to make such payment or perform such other obligation of Sublessee in such manner and to such extent as Sublessor shall deem necessary, and in exercising any such right, to pay any incidental costs and expenses, employ attorneys and other professionals, and incur and pay attorneys' fees and other costs reasonably required in connection therewith. Sublessee shall pay to Sublessor upon demand all sums so paid by Sublessor and all incidental costs and expenses of Sublessor in connection therewith, together with interest thereon at the Interest Rate.

          17.  NOTICES. Any and all notices which are required to be given by
               -------
either party hereunder shall be in writing, sent by certified or registered mail, postage prepaid, return receipt requested, and by express mail courier for next day delivery (i.e., FedEx, DHL, etc.) and addressed to Lessor and Lessee at the addresses first given above, or to such other addresses and to such other persons as the parties may from time to time designate in writing by notice aforesaid. The time of giving any such notice shall be deemed to be the date upon which delivery is actually made (or attempted if said delivery is refused or rejected). If notice is received on a Saturday or a Sunday or legal holiday, it shall be deemed received on the next business day. Any notice or requirement of service by any statute or law now or hereinafter in effect, including but not limited to California Code of Civil Procedure Sections 1161, 1161.1 and 1162 (including any amendments, supplements or substitutions thereof) is hereby waived by Lessee.

          18.  MISCELLANEOUS.
               -------------

               a.   ENTIRE AGREEMENT. This Sublease contains all of the
                    ----------------
covenants, conditions and agreements between the parties concerning the Sublet Space, and shall supersede all prior correspondence, agreements and understandings concerning the Sublet Space, both oral and written. No addition or modification of any term or provision of this Sublease shall be effective unless set forth in writing and signed by both Sublessor and Sublessee.

                                      10.

               b.   CAPTIONS. All captions and headings in this Sublease are for
                    --------
the purposes of reference and convenience and shall not limit or expand the provisions of this Sublease.

               c.   LANDLORD'S CONSENT. This Sublease is conditioned upon
                    ------------------
Landlord's written approval of this Sublease within forty-five (45) days after the Effective Date If Landlord refuses to consent to this Sublease, or if the forty-five (45) day consent period expires, this Sublease shall terminate and neither party shall have any continuing obligation to the other with respect to the Sublet Space; provided Sublessor shall return the Deposit, if previously delivered to Sublessor, to Sublessee.

               d.   AUTHORITY. Each person executing this Sublease on behalf of
                    ---------
a party hereto represents and warrants that he or she is authorized and empowered to do so and to thereby bind the party on whose behalf he or she is signing.

               e.   ATTORNEYS' FEES. In the event either party shall bring any
                    ---------------
action or proceeding for damages or for an alleged breach of any provision of this Sublease to recover rents, or to enforce, protect or establish any right or remedy hereunder, the prevailing party shall be entitled to recover reasonable attorneys' fees and court costs as part of such action or proceeding.

               f.   HOLDOVER. This Sublease shall terminate without further
                    --------
notice at the expiration of the Sublease Term. If Sublessee holds over at the Sublet Space or any part thereof after the expiration or earlier termination of the Term, such holding over shall constitute a month-to-month tenancy, at a rent equal to two hundred percent (200%) of the base rent due under the Master Lease. Nothing in the foregoing sentence shall be deemed Sublessor's permission for Sublessee to hold over, and acceptance of Base Rent by Sublessor following expiration of termination of the Sublease shall not constitute a renewal of this Sublease. In addition to the foregoing, Sublessee shall indemnify, defend by counsel satisfactory to Sublessor, protect and hold Sublessor harmless from any and all liabilities, claims, causes of action, damages, costs or expenses (including reasonable attorney's fees) directly or indirectly resulting from Sublessee's holding over at the Sublet Space beyond the expiration or termination of the Term.

               g.   ACCESS. Sublessor reserves the right to enter the Sublet
                    ------
Space upon reasonable notice to Sublessee (except that in case of emergency no notice shall be necessary)

                                      11.

in order to inspect the Sublet Space and/or the performance by Sublessee of the terms of this Sublease.

               h.   Time. Time is of the essence of every provision of this
                    ----
Sublease.

               [THERE IS NO OTHER TEXT ON THIS PAGE]

                                      12.

          IN WITNESS WHEREOF, the parties hereto have executed one (1) or more copies of this Sublease, dated as of the Effective Date.


                                  "SUBLESSOR"

                                  CISCO SYSTEMS, INC., a California corporation

                                  By: /s/ Chris Hampton
                                     ------------------------------------------
                                     Its: Chris Hampton
                                          -------------------------------------
                                          Director, Worldwide Real Estate

                                  "SUBLESSEE"

                                  ACTUATE SOFTWARE CORPORATION, a California corporation



                                  By: [SIGNATURE ILLEGIBLE]
                                     ------------------------------------------
                                     Its:  VP - FINANCE, CFO
                                          --------------------------------------


                                  By:__________________________________________
                                     Its: _____________________________________

                                      13.